                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement             [   ]   Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MICHAEL BAKER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          MICHAEL BAKER CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           MICHAEL BAKER CORPORATION
                                 P.O. BOX 12259
                      PITTSBURGH, PENNSYLVANIA 15231-0259

                                                                  April 14, 1997

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1997

TO THE SHAREHOLDERS OF MICHAEL BAKER CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of MICHAEL BAKER CORPORATION (the "Company") will be held at Robert Morris College, Massey Hall, Narrows Run Road, Coraopolis, Pennsylvania 15108 on Wednesday, May 14, 1997 at 10:00 am., local time, for the purpose of considering and acting upon the following:

          1. The election by the holders of the Common Capital Stock of the Company of eleven directors to serve for a one-year term or until their respective successors shall have been elected and shall have qualified as follows:

           A. The election by the holders of Common Stock and Series B Common Stock (voting together) of eight directors; and

           B. The election by the holders of Common Stock of three directors.

          2. Such other matters as may properly be brought before the meeting.

     The close of business on April 1, 1997 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to notice of and to vote at said meeting.

     If you are a holder of both Common Stock and Series B Common Stock of the Company, you will find enclosed two proxy cards, both of which must be fully completed and returned in order to vote all Common Stock and Series B Common Stock which you hold. The Company's 1996 Annual Report to Shareholders is also enclosed.

     You are cordially invited to attend the Annual Meeting of Shareholders. Whether or not you plan to attend the Meeting, we urge you to please sign, date and promptly return the enclosed proxy card(s) in the enclosed postage paid envelope.

                                                     By Order of the Board of
                                                            Directors,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

                           MICHAEL BAKER CORPORATION
                            PITTSBURGH, PENNSYLVANIA

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 14, 1997

                              GENERAL INFORMATION

     The solicitation of the proxy or proxies enclosed with this proxy statement is made on behalf of the Board of Directors of Michael Baker Corporation (the "Company"), P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, for the Annual Meeting of Shareholders to be held on May 14, 1997 at 10:00 a.m. at Robert Morris College, Massey Hall, Narrows Run Road, Coraopolis, Pennsylvania 15108. It is expected that this Proxy Statement and proxies will be mailed to shareholders on or about April 14, 1997.

     The Company's Common Capital Stock is divided into two series, denominated Common Stock and Series B Common Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders and each share of Series B Common Stock entitles the holder thereof to ten votes on all such matters. All matters submitted to a vote of shareholders are voted upon by holders of Common Stock and Series B Common Stock voting together except that
(i) holders of Common Stock and holders of Series B Common Stock are each entitled to vote separately as a series on certain extraordinary transactions involving the Company or on certain amendments to the Company's Articles of Incorporation, and (ii) holders of Common Stock, voting separately as a class, are entitled to elect one-fourth of the directors to be elected at a meeting (other than directors whom future holders of Cumulative Preferred Stock may have the right to elect), rounded, if necessary, to the next higher whole number. Holders of Common Stock vote together with the holders of Series B Common Stock on the election of the remaining directors (other than those electable by future holders of Cumulative Preferred Stock).

     Holders of Common Stock and Series B Common Stock have cumulative voting rights in the election of directors, including, in the case of the holders of Common Stock, directors elected by such holders voting separately as a class. Cumulative voting entitles each shareholder to that number of votes in the election of directors as is equal to the number of shares which he holds of record (multiplied by ten, in the case of Series B Common Stock) multiplied by the total number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among any two or more nominees as he chooses. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares so voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The eight nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of Common Stock and Series B Common Stock, voting together, and the three nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of the Common Stock, voting in person or by proxy, a quorum being present, will be elected as directors.

     On April 1, 1997, the Company had outstanding 7,057,981 shares of Common Stock (entitling holders to 7,057,981 votes) and 1,346,435 shares of Series B Common Stock (entitling holders to 13,464,350 votes). Holders of Common Stock and Series B Common Stock of record at the close of business on April 1, 1997 are entitled to notice of and to vote on all matters that may properly come before the meeting except that holders of Series B Common Stock may not vote for the election of directors electable solely by the holders of Common Stock.

     The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company or by executing and delivering a proxy bearing a later date or by attending and voting at the Annual Meeting of Shareholders or any adjournment thereof. Unrevoked proxies will be voted at the meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Unsigned or undated proxies will not be voted. Votes with respect to the election of directors will be counted as set forth above. With respect to all other matters brought before the meeting, the affirmative vote of the holders of shares representing the majority of the votes cast at the meeting (in person or by proxy) will be required to approve such matter.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     If any shareholder wishes to present a proposal at the 1998 Annual Meeting of Shareholders, the proposal must be received by the Secretary, Michael Baker Corporation, P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, by December 23, 1997 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting. The 1998 Annual Meeting is presently scheduled on or about May 13, 1998.

     Section 2.01.1 of the Company's By-Laws sets forth procedures by which shareholders may nominate candidates for election as directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock and Series B Common Stock as of April 1, 1997 by each person known by the Board of Directors of the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Series B Common Stock of the Company, by each director and nominee, by each of the executive officers named in the Summary Compensation Table included elsewhere in this Proxy Statement (the "Summary Compensation Table"), and by all directors, nominees and executive officers as a group. The Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP") holds 72.5% of the voting power of the Company's outstanding Common Capital Stock. Information contained in this Proxy Statement as to shares held by the ESOP is as of February 28, 1997, the most recent practicable date. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.

                                                COMMON STOCK                   SERIES B COMMON STOCK
                                       ------------------------------       ----------------------------
                                        NUMBER OF                            NUMBER OF
                                        SHARES AND                           SHARES AND
                                        NATURE OF                            NATURE OF
                                        BENEFICIAL                           BENEFICIAL
                NAME                   OWNERSHIP(1)           PERCENT       OWNERSHIP(1)         PERCENT
------------------------------------   ------------           -------       ------------         -------
Michael Baker Corporation                2,612,367              37.0          1,225,689            91.0
Employee Stock Ownership
Plan and Trust
  Michael Baker Corporation
  P.O. Box 12259
  Pittsburgh, PA 15231-0259
Dimensional Fund Advisors, Inc. (2)        488,914               5.8               None              --
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
Robert N. Bontempo                            None                --               None              --
Glenn S. Burns                              14,214(4)(6)           *              1,107(5)            *
William J. Copeland                          1,500(6)              *               None              --
Donald P. Fusilli, Jr.                      29,916(4)(6)           *              2,515(5)            *
Roy V. Gavert, Jr.                           1,500(6)              *               None              --
Jack B. Hoey                                11,500(3)(6)           *               None              --
Charles I. Homan                            71,747(3)(4)(6)      1.0             16,604(3)(5)       1.2
Thomas D. Larson                             3,425(3)(6)           *               None              --
John E. Murray, Jr.                           None                --               None              --
Richard L. Shaw                              9,705(6)              *               None              --
Konrad M. Weis                               9,000(3)(6)           *               None              --
J. Robert White                             16,695(4)(6)           *                954(5)            *
Edward L. Wiley                             43,566(3)(4)(6)        *             12,636(5)            *

                                                COMMON STOCK                   SERIES B COMMON STOCK
                                       ------------------------------       ----------------------------
                                        NUMBER OF                            NUMBER OF
                                        SHARES AND                           SHARES AND
                                        NATURE OF                            NATURE OF
                                        BENEFICIAL                           BENEFICIAL
                NAME                   OWNERSHIP(1)           PERCENT       OWNERSHIP(1)         PERCENT
------------------------------------   ------------           -------       ------------         -------
William A. Wulf                              3,500(3)(6)           *               None              --
All Directors, Nominees and                286,246(3)(4)(6)      4.1             49,755(5)          3.7
  Executive Officers as a group (21
  persons)

---------

* Less than 1%

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given, except in the case of a tender offer, in which case allocated shares for which no instructions are given are not voted or tendered.

(2) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 488,914 shares of common stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares. This information has been taken from Schedule 13G dated February 5, 1997 of Dimensional Fund Advisors Inc.

(3) Some or all of such shares are jointly owned by such person and his spouse. Voting and investment power as to such shares is shared by the nominee and his spouse.

(4) Includes the number of shares of Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Burns (4,376 shares); Mr. Fusilli (17,848 shares); Mr. Homan (38,680 shares); Mr. White (5,414 shares); Mr. Wiley (29,285 shares); and directors and executive officers as a group (144,226 shares). ESOP holdings have been rounded to the nearest full share.

(5) Includes the number of shares of Series B Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Burns (1,107 shares); Mr. Fusilli (2,515 shares); Mr. Homan (16,604 shares); Mr. White (954 shares); Mr. Wiley (12,636 shares); and directors and executive officers as a group (49,755 shares). ESOP holdings have been rounded to nearest full share.

(6) Includes indicated number of shares of Common Stock issuable pursuant to stock options which may be exercised within 60 days of the date of this Proxy Statement: Mr. Burns (9,837 shares); Mr. Fusilli (12,068 shares); Mr. Homan (26,911 shares); Mr. White (11,281 shares); Mr. Wiley (11,281 shares); and all directors and executive officers as a group (99,584 shares).

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Eleven directors will be elected for a one-year term expiring on the date of the next Annual Meeting of Shareholders or until their respective successors shall have been elected and shall have qualified. Eight directors are to be elected by the holders of Common Stock and Series B Common Stock voting together, and three directors are to be elected solely by the holders of Common Stock. The persons named in the enclosed proxies intend to vote for the nominees whose names appear below. Although it is expected that all such nominees will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other nominees named and such substituted nominees, if any, as shall be designated by the Company's Board of Directors.

     The following table sets forth certain information regarding the nominees as of April 1, 1997. All of the nominees, with the exception of Mr. Bontempo and Mr. Murray, were elected directors by the Company's shareholders at the 1996 Annual Meeting. Mr. Bontempo and Mr. Murray are being proposed for election as directors for their first term. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

                            DIRECTOR                   PRINCIPAL OCCUPATION; OTHER
         NOMINEE              SINCE                         DIRECTORSHIPS; AGE
-------------------------  -----------      --------------------------------------------------
TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK
Robert N. Bontempo                          Associate Professor of International Business at
                                            Columbia University since July 1994; formerly
                                            Assistant Professor of International Business at
                                            Columbia University from July 1989 to July 1994;
                                            Fellow at the Center for Advanced Study at
                                            Stanford University, Summer 1992; formerly
                                            Personnel Research Analyst at IBM Corporate
                                            Headquarters; Age 38
Charles I. Homan              1994          President and Chief Executive Officer since
                                            October 1994; formerly Executive Vice President
                                            from January 1990 to September 1994; formerly
                                            Senior Vice President from April 1988 to December
                                            1989; formerly President of Michael Baker Jr.,
                                            Inc. (a subsidiary) from May 1983 to September
                                            1994; Director of Century Financial Corporation
                                            and Century National Bank; Age 53
Thomas D. Larson              1993          Self employed (consultant); formerly
                                            Administrator, United States Federal Highway
                                            Administration until January 1992; formerly
                                            Secretary of the Pennsylvania Department of
                                            Transportation; formerly Professor of Engineering,
                                            The Pennsylvania State University; Age 68
John E. Murray                              President and Professor of Duquesne University
                                            since July 1988; formerly University Distinguished
                                            Service Professor at University of Pittsburgh from
                                            July 1986 to June 1988; formerly Dean of Villanova
                                            University School of Law; formerly Acting Dean and
                                            Professor at Duquesne University School of Law;
                                            Director of Federated Investors; Age 64
Richard L. Shaw               1966          Chairman of the Board; formerly Chairman of the
                                            Board, President and Chief Executive Officer of
                                            the Company from September 1993 through September
                                            1994; formerly President and Chief Executive
                                            Officer of the Company from April 1984 to May
                                            1992; Director of L.B. Foster Company
                                            (manufacturing); Age 69

                            DIRECTOR                   PRINCIPAL OCCUPATION; OTHER
         NOMINEE              SINCE                         DIRECTORSHIPS; AGE
-------------------------  -----------      --------------------------------------------------
Konrad M. Weis                1991          Retired; formerly President and Chief Executive
                                            Officer of Bayer USA Inc. (chemicals, health care
                                            and imaging technologies); Director of PNC Equity
                                            Management Corporation, Titan Pharmaceuticals,
                                            Inc. and Dravo Corporation; Age 68
J. Robert White               1994          Executive Vice President, Chief Financial Officer
                                            and Treasurer since July 1994; formerly Assistant
                                            Director of Investor Relations for Westinghouse
                                            Electric Corporation from prior to 1990 through
                                            June 1994; formerly Adjunct Professor of
                                            Accounting and Finance at the University of
                                            Pittsburgh and Carnegie Mellon University; Age 54
William A. Wulf               1985          AT&T Professor of Engineering and Applied Science
                                            at the University of Virginia; formerly Associate
                                            Director of the National Science Foundation; Age
                                            57

TO BE ELECTED SOLELY BY HOLDERS OF COMMON STOCK
William J. Copeland           1983          Retired; formerly Chairman of the Board of the
                                            Company; formerly Vice Chairman of the Board of
                                            PNC Financial Corp. and Pittsburgh National Bank;
                                            Director or trustee of various investment
                                            companies affiliated with Federated Investors,
                                            Inc.; Age 78
Roy V. Gavert, Jr.            1988          President and Chief Executive Officer of Kiplivit
                                            North America, Inc. (manufacturing) since July
                                            1995; Managing Director of World Class Processing,
                                            Inc. (manufacturing); principal of the Horton
                                            Company (manufacturer of valves for household
                                            appliances); formerly Managing Director of Gavert
                                            Wennerholm & Co. (venture capital); formerly
                                            Managing Director of Eagle Capital, Inc.
                                            (investment bank and venture capital); formerly
                                            Executive Vice President, Westinghouse Electric
                                            Corporation; Age 63
Jack B. Hoey                  1988          Retired; formerly Chairman, President and Chief
                                            Executive Officer of Peoples Natural Gas Company
                                            (public utility); Director of United Financial
                                            Technologies, Inc. and Coastal Glass Distributors;
                                            Age 69

BOARD AND COMMITTEE MEETINGS

     During 1996 there were six meetings of the Company's Board of Directors. The Executive Committee of the Board of Directors, of which Messrs. Copeland, Gavert, Shaw and Homan are members, held nine meetings. The Audit Committee of the Board of Directors, of which Messrs. Gavert, Larson and Wulf are members, held four meetings. The Compensation Committee, of which Messrs. Hoey, Larson and Weis are members, held two meetings. The Nominating Committee, of which Messrs. Copeland, Hoey and Weis are members, held three meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board of which they were members.

     The Executive Committee was established with all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of the Company. The functions performed by the Audit Committee include recommending the independent accountants, reviewing with the independent accountants the plan for, and the results of, the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, reviewing the independence of the independent accountants, and reviewing the Company's system of internal accounting controls. The Compensation Committee reviews and recommends to the Board the compensation of senior executive personnel and directors. The Nominating Committee interviews and recommends to the Board candidates to serve as executive officers and/or directors.

                             DIRECTORS AND OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation received by the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company for 1996.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM COMPENSATION
                                            -----------------------------------------------------------------
                                                    ANNUAL                 SHARES OF
                                                 COMPENSATION             COMMON STOCK
                                            -----------------------        UNDERLYING           ALL OTHER
 NAME AND PRINCIPAL POSITION     YEAR        SALARY         BONUS          OPTIONS(2)        COMPENSATION(1)
------------------------------   ----       --------       --------       ------------       ----------------
Charles I. Homan                 1996       $319,400       $ 54,412          12,571              $ 11,455
  President and Chief            1995        302,500         29,431          27,500                10,063
  Executive Officer              1994        226,600         17,876              --                10,025
Glenn S. Burns                   1996        180,000         22,500           5,236                 8,234
  President of Baker Mellon      1995        160,400         13,487           9,625                 6,628
  Stuart Construction, Inc.,     1994        113,200             --              --                 5,537
  a subsidiary
Donald P. Fusilli, Jr.           1996        180,000         24,750           5,236                 8,658
  President of Baker/MO          1995        180,000          4,216          12,600                 8,349
  Services, Inc., a subsidiary   1994        171,000             --              --                 8,271
J. Robert White(3)               1996        180,000         30,001           5,236                 9,479
  Executive Vice President       1995        165,000         19,597          11,550                 7,642
  and Chief Financial Officer    1994         82,500        100,000              --                   744
Edward L. Wiley                  1996        180,000         35,776           5,236                 9,351
  Executive Vice President of    1995        165,000         17,535          11,550                 6,232
  Michael Baker, Jr., Inc., a    1994        150,000         12,214              --                 6,120
  subsidiary

---------

(1) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 1996, 1995 and 1994, respectively: Mr. Homan, $9,151, $7,759 and $7,721; Mr. Burns, $6,842;
    $5,236 and $4,983; Mr. Fusilli, $7,873, $7,717 and $7,745; Mr. White,
    $7,860, $6,092 and 0 and Mr. Wiley, $8,211, $5,178 and $5,193. Also includes group life insurance premiums paid by the Company on behalf of the following individuals in 1996, 1995 and 1994, respectively: Mr. Homan, $2,304; $2,304 and $2,304; Mr. Burns, $1,392, $1,392 and $555; Mr. Fusilli, $785, $632 and
    $526; Mr. White, $1,619, $1,613 and $744 and Mr. Wiley, $1,140, $1,054 and
    $927.

(2) Stock options were granted January 1, 1995 and February 27, 1996 under the Company's 1995 Stock Incentive Plan.

(3) Mr. White joined the Company July 1, 1994. His annualized salary for 1994 was $165,000.

                OPTIONS GRANTED IN YEAR ENDED DECEMBER 31, 1996

                                                                                                 POTENTIAL
                                                                                                REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                                % OF TOTAL                                      STOCK PRICE
                                                 OPTIONS                                       APPRECIATION
                             NO. OF SHARES      GRANTED TO     EXERCISE                       FOR OPTION TERM
                              SUBJECT TO        EMPLOYEES       PRICE/       EXPIRATION     -------------------
          NAME              OPTIONS GRANTED      IN 1996         SHARE          DATE          5%          10%
------------------------    ---------------     ----------     ---------     ----------     -------     -------
Charles I. Homan                 12,571            20.6%        $ 4.8125      2/27/2006     $38,047     $96,418
Glenn S. Burns                    5,236             8.6%        $ 4.8125      2/27/2006      15,847      40,160
Donald P. Fusilli, Jr.            5,236             8.6%        $ 4.8125      2/27/2006      15,847      40,160
J. Robert White                   5,236             8.6%        $ 4.8125      2/27/2006      15,847      40,160
Edward L. Wiley                   5,236             8.6%        $ 4.8125      2/27/2006      15,847      40,160

     All options were granted pursuant to the 1995 Stock Incentive Plan and vest in four equal annual installments beginning on the date of grant. The dollar amounts under the potential realizable value columns are the result of calculations at assumed annually compounded rates of stock price appreciation over the ten-year life of the options in accordance with the proxy regulations of the Securities and Exchange Commission, and are not intended to forecast actual future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised.

COMPENSATION OF DIRECTORS

     Compensation for non-employee directors is as follows: Annual retainer--$15,000; Attendance at each regularly scheduled or special meeting of the Board of Directors--$1,000; Attendance at a Board of Directors committee meeting--$500; Telephonic attendance at a Board of Directors or committee meeting--$100; Additional annual retainer for chairman of the Board of Directors--$5,000; and Additional annual retainer for committee chairmen--$2,500.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on page 9 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

  Introduction

     Decisions regarding compensation of the Company's executives generally are made by a three-member Compensation Committee of the Board. All decisions of the committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs. Hoey, Larson and Weis in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 1996 as they affected executive officers of the Company, including Mr. Homan, the President and Chief Executive Officer, and Messrs. Burns, Fusilli, White and Wiley, the four executive officers other than Mr. Homan who were, for 1996, the Company's most highly paid executives.

  Compensation Philosophy

     The Company applies a consistent philosophy toward compensation based upon the following objectives: (i) to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities; (ii) to ensure that pay is competitive with other leading companies in the Company's industry; (iii) to reward executive officers for corporate, group and individual performance; and (iv) to ensure that total compensation to the executive officers as group is not disproportionate when compared to the Company's total employee population.

  Compensation

     The Company applies a compensation program consisting of base salary and annual incentive compensation. In determining Mr. Homan's salary as President and Chief Executive Officer and the remaining Executive Officers' base salaries for 1996, the Compensation Committee reviewed the relationship of compensation to other executive officers of the Company, the Company's current and projected growth and profitability performance, an executive compensation report prepared on the Company's behalf by Hewitt Associates (a compensation consulting firm) (the "Hewitt Report") and available executive compensation studies published by Arthur Andersen LLP and the Engineering News Record, a trade publication for the engineering and construction industry.

     Incentive compensation for Mr. Homan and the other executive officers is determined by reference to corporate performance goals measured by financial ratios such as profitability and earnings per share growth. Each such officer's annual performance is measured by reviewing the return on sales, new work added, accounts receivable, human resources development and total quality management goals.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The committee reviews these recommendations in light of the above factors and with reference to the Hewitt Report and the executive salary studies described above. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     All executive employees participate in an annual incentive program. The components of the plan are based upon corporate and individual performance. Measures of corporate performance may include, but are not limited to, one or more financial ratios such as earnings per share, profitability, return on equity and return on assets. Individual performance is based on the performance rating received as part of the annual Performance Management Process. The Performance Management Process is a program which emphasizes performance planning (management/employee goal setting), progress reviews and management feedback to employees. A primary objective of the program is to enhance the professional development of the individual employee. The rating is based upon factors agreed to by the Chief Executive Officer and the individual executive officer.

     In 1992, the Compensation Committee retained the services of Hewitt Associates, a compensation consulting firm, with a continuing task to assist the committee in connection with performance of its duties in 1996. Hewitt provides ongoing advice to the committee with respect to the reasonableness of compensation paid to executive officers of the Company.

  1995 Stock Incentive Plan

     On December 15, 1994, the Board of Directors approved the 1995 Stock Incentive Plan, which was approved by the shareholders at the 1995 Annual Meeting and provides long-term incentive compensation to eligible employees. Stock options are awarded based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the success of the Company, and any other factors which the Compensation Committee may deem relevant. Stock option awards tie the interests of employees to the long-term performance of the Company, and provide an effective incentive for employees to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the Company's stock price occurs over a number of years.

  1996 Nonemployee Directors' Stock Incentive Plan

     On February 27, 1996, the Board of Directors approved the 1996 Non employee Directors' Stock Incentive Plan, which was approved by the shareholders at the 1996 Annual Meeting. This plan provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee of the Company or any of its subsidiaries is granted an option to purchase 1,000 shares of Common Stock and 500 restricted shares on the first business day following each Annual Meeting of Shareholders.

     This report is submitted by the Compensation Committee of the Company's Board of Directors.

          Jack B. Hoey          Konrad M. Weis         Thomas D. Larson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The three members of the Compensation Committee in 1996, Jack B. Hoey, Konrad M. Weis and Thomas D. Larson, are nonemployee directors. During 1996, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or board of directors of any entity related to any member of the Company's Board of Directors.

STOCK PERFORMANCE GRAPH

     The following line graph compares, for the period of five years commencing December 31, 1991 and ending December 31, 1996, the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and with a peer group identified by the Company to best approximate the Company's diverse business groups.

                     COMPARISON OF FIVE-YEAR TOTAL RETURNS*
         MICHAEL BAKER CORPORATION ("BKR"), S&P 500, AND A PEER GROUP**
                     (PERFORMANCE RESULTS THROUGH 12/31/96)

      MEASUREMENT PERIOD         MICHAEL BAKER
    (FISCAL YEAR COVERED)         CORPORATION     PEER GROUP        S&P 500
12/91                                      100             100             100
12/92                                      110             103             108
12/93                                       82             109             118
12/94                                       28             107             120
12/95                                       37             151             165
12/96                                       47             160             203

   Assumes $100 invested at the close of trading on December 31, 1991 in the Company's Common Stock, S&P 500, and Peer Group.

 * Cumulative total return assumes reinvestment of dividends.

** The Peer Group was selected to include publicly traded companies engaging in one or more of the following lines of business: engineering, construction, and operations and maintenance. The Peer Group consists of the following companies: Fluor Corp., Foster Wheeler Corp., Gilbert Associates, Inc., Morrison Knudsen Corp., Perini Corp., Stone & Webster Inc., Dames & Moore Inc., Roy F. Weston Inc., Jacobs Engineering, Group Inc., ICF Kaiser International Inc., Harding Lawson Associates Group. Inc., URS Corp., Guy F. Atkinson Company of California, Granite Construction Inc., Turner Corp., McDermott International Inc., Oceaneering International Inc., Air & Water Technologies Corp., and Halliburton Co.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the

Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. Phillip A. Shucet inadvertently failed to file a Form 3 regarding his appointment as Executive Vice President. Such appointment, however, was reported in Mr. Shucet's year end filings. Roy V. Gavert inadvertently failed to file a Form 4 after disposing of Michael Baker Common Stock in April 1996. Such disposition, however, was reported in Mr. Gavert's year end report. To the Company's knowledge, no other persons were delinquent in filing required reports in 1996. In making this disclosure the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

TRANSACTIONS WITH MANAGEMENT

     The Company entered into an employment agreement with Richard L. Shaw (formerly President and Chief Executive Officer of the Company) in April 1988, which agreement was supplemented in March 1992 and October 1994. At the time of his retirement as of the end of September 1994, Mr. Shaw was being compensated at an annual salary of approximately $400,000. The agreement provides for Mr. Shaw's performance of consulting services to the Company from October 1, 1994 until May 31, 1998, with annual compensation equal to 20% of his salary prior to retirement. In addition, during this period, the Company will cover costs of health insurance, reimburse actual out-of-pocket expenses and maintain a life insurance policy for Mr. Shaw. This agreement also provides for a supplemental retirement benefit of $2,500 per month commencing after the expiration of such period.

                                    AUDITORS

     The Board of Directors of the Company has selected the independent accounting firm of Price Waterhouse LLP ("PW") to examine the financial statements of the Company for 1997.

     PW audited the financial statements of the Company for 1996. The Board of Directors expects that representatives of PW will be present at the Annual Meeting of Shareholders and, while such representatives do not currently plan to make a statement at the meeting, they will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know at this time of any other or further business that may come before the meeting, but, if any such matters should hereafter become known or determined and be properly brought before such meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

                                                   By Order of the Board of
                                                   Directors,

                                                         H. JAMES MCKNIGHT
                                                             Secretary
April 14, 1997

                                                                                                              PLEASE MARK
                                                                                                              YOUR VOTES AS  [ X ]
                                                                                                              INDICATED IN
                                                                                                              THIS EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF          Robert N. Bontempo, Charles I. Homan, Thomas D. Larson,
   COMMON STOCK AND SERIES B COMMON STOCK:      John E. Murray, Jr., Richard L. Shaw, Konrad M. Weis,
                                                J. Robert White and William A. Wulf
           FOR                WITHHOLD
   all nominees listed       AUTHORITY          INSTRUCTION: to withhold authority to vote for any
    (except as marked     to vote for all       individual nominee(s) write the name of such nominee(s)
     to the contrary)     nominees listed       in the space provided:                                              SERIES B

         [    ]               [    ]            _______________________________________________________           COMMON STOCK


2. In his discretion, the Proxy is authorized to
   vote upon such other business as may be
   properly brought before the meeting.
                                                                                                   If you plan to attend the
                                                                                                      Annual Meeting, please  [   ]
                                                                                                             check this box.


SIGNATURE(S)______________________________________ SIGNATURE(s)__________________________________________ DATE_____________, 1997
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.

                                                        FOLD AND DETACH HERE


YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                                     SERIES B
                                                                 COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 14, 1997 and at any and all adjournments of said meeting, all the shares of Series B Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                     (Over)

                              FOLD AND DETACH HERE

                                                                                                              PLEASE MARK
                                                                                                              YOUR VOTES AS  [ X ]
                                                                                                              INDICATED IN
                                                                                                              THIS EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF              2. ELECTION OF DIRECTORS BY
   COMMON STOCK AND SERIES B COMMON STOCK:             HOLDERS OF COMMON STOCK


           FOR                WITHHOLD                         FOR                WITHHOLD         If you plan to attend the
   all nominees listed       AUTHORITY                 all nominees listed       AUTHORITY            Annual Meeting, please  [   ]
    (except as marked     to vote for all               (except as marked     to vote for all                check this box.
     to the contrary)     nominees listed                to the contrary)     nominees listed

         [    ]               [    ]                          [    ]               [    ]


Robert N. Bontempo, Charles I. Homan, Thomas D. Larson,        William J. Copeland, Roy V. Gavert, Jr.,
John E. Murray, Jr., Richard L. Shaw, Konrad M. Weis,          and Jack B. Hoey                                      COMMON STOCK
J. Robert White and William A. Wulf

INSTRUCTION: to withhold authority to vote for any             INSTRUCTION: to withhold authority to vote for any
individual nominee(s) write the name of such nominee(s)        individual nominee(s) write the name of such nominee(s)
in the space provided:                                         in the space provided:

_______________________________________________________        _______________________________________________________


                                                                            3. In his discretion, the Proxy is authorized to
                                                                               vote upon such other business as may be
                                                                               properly brought before the meeting.



SIGNATURE(S)______________________________________ SIGNATURE(s)__________________________________________ DATE_____________, 1997
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.

                                                        FOLD AND DETACH HERE


YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                                 COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held May 14, 1997 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                     (Over)

                              FOLD AND DETACH HERE